Exhibit 99.1

JOHN EAVES President & CEO The New Arch Coal West Virginia May 2012 Powering the Working World.

Slide 2 Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

Arch’s foundation was built upon three key pillars Slide 3 Safety Goal is to operate world’s safest coal mines Best safety record among major coal peers Unrelenting focus on continuous improvement Safe mines are productive and profitable Stewardship Best-in-class environmental compliance Award-winning stewardship practices Good corporate citizen in our communities Supplier of clean coal technologies Shareholder Value National, diversified U.S. coal producer Low-cost position in core operating regions Very low level of legacy liabilities Focused on improving financial returns

Slide 4 Profitably manage earnings volatility Expand position in core and export markets Advance high-return met projects Upgrade and enhance portfolio Enhance liquidity and preserve capital Restructure debt Keep legacy liabilities low Increase shareholder return Invest in low-cost mines Reduce capital spending Realize synergies Tackle cost escalation Excel in safety & environmental results Operational Excellence Portfolio Optimization Financial Strength We’re focused on earning more from our asset base

Arch’s Growth Plans

We expect continued strength in met coal markets – based on projected growth in global steel consumption Slide 6 World steel consumption is projected to increase more than 50 percent World Steel Production (in billions of tons of crude steel) Sources: ACI, World Steel Association and Steel Business Briefing Global Metallurgical Coal Use (in billions of tons of coal) + 2000 2020 2.2 0 .8 Demand for met coal is driven by increased utilization at existing steel plants and a build-out of new steel capacity

Slide 7 Arch’s organic growth plans are focused on higher-return met expansions Leer mine adds 3.5 million tons, starting in mid-2013 414 million tons of low-cost met reserves support incremental and greenfield expansion, should market conditions warrant 2011 2020 7 .5 2015 14 -15 15-20

Slide 8 Arch will play a growing role in the expanding seaborne coal trade East Coast DTA port in VA Throughput options at other ports Arch’s capacity could approach 10 million tons by 2015 Sources: Wood Mackenzie, ACI 2020 2 billion tons 7+ million tons 1 billion tons 2011 ~30 million tons Seaborne coal trade Arch’s export volumes West Coast MBT port in WA Agreement with Ridley in BC, Canada Pursuing additional throughput options at ports along West Coast Gulf Coast River terminals in Illinois Agreement with Kinder Morgan in LA and TX Throughput options at other ports (plus mid-streaming)

We’re securing port capacity to become a strategic supplier in seaborne coal markets Slide 9 Ports Offices Singapore London to Asia St. Louis

Coal will continue to play a dominant role in domestic power markets Coal consumption could be flat in U.S. power markets through 2015 Other fuels (natural gas) may grow, but they have limitations Some coal basins will see demand grow (PRB and ILB) Appalachia will increasingly serve the global metallurgical and export thermal market Slide 10 Sources: Ventyx and ACI U.S. Coal Consumption for Power Generation (in millions of tons) Other Lignite Illinois Basin Appalachia (thermal) PRB 928 935 49% 56% 23% 16% 13% 12%

Our growth pipeline positions Arch for incremental returns Slide 11 Met Thermal Other 2011 2012 2013 2014 2015 2016 Future South Hilight LBA Sentinel prep plant upgrade Lone/Powell Mountain Export Capacity Build-out Global Office Expansion in Asia/Europe Beckley prep plant upgrade Leer Mine Other reserve expansions MBT Port Shelby Run Lost Prairie White Wolf Montana Paw Paw Spruce Carbon Basin Pursue projects with the highest return potential Monetize non-strategic assets to enhance value

Arch Coal: Then and Now

Arch has historically deployed capital to expand its footprint and fund future growth opportunities Slide 13 20% 1998 Adjusted EBITDA* (in millions) $314 East West 2008 $753 50% 2011 $921 45% Thermal Met & Export Thermal 2015 $? Acquired assets/LBA to gain presence in PRB/WBIT Divested non-core assets to reduce debt 1998 2000 Acquired assets, reserves to strengthen western position; sold CAPP reserves to NRP 2004 Opened Mountain Laurel; acquired Jacobs Ranch 2008/2009 Acquired ICG; pursuing export strategy 2011/2012 Increased Illinois interest 2010 *Adjusted EBITDA reconciled at the end of the presentation 2005 Divested high-cost CAPP thermal mines Arch Coal Timeline

Arch is the most diversified U.S. coal producer, and the No. 2 reserve holder in the nation Operations extend to every major coal supply basin Slide 14 *Pro forma reserves at 12/31/11 5.6 Billion Ton Reserve Base Western Bituminous Region 422 million tons of reserves Illinois Basin 722 million tons of reserves Powder River Basin 3,382 million tons of reserves Appalachia 1,064 414 Met/PCI million tons of reserves *

Slide 15 Arch’s domestic sales span the U.S. and are balanced along product/geographic lines Arch Coal serves 188 power plants and other end users in 39 states Arch’s 2011 Revenues (by product) Arch’s 2011 U.S. Thermal Sales (based on tons sold to end users) 10% 26% 18% 20% 25% 1% 25% Met 75% Thermal Sources: ACI and Ventyx

U.S. Coal Producers (2011, in millions of tons) U.S. Reserve Holders (2011, in billions of tons) Arch is one of the top five largest coal producers in the world Slide 16 Sources: ACI, Ventyx, company filings, press articles *Pro forma Global Coal Producers (2011, in millions of tons)

Arch has a leading, low-cost western thermal portfolio with meaningful available capacity Arch has a strong position in the PRB, the nation’s largest coal supply basin High-Btu, low-sulfur product Available, excess capacity of 35 million tons versus 2011 levels Expect PRB to expand domestically Pursuing export growth off West Coast Arch is the leading producer in the Western Bituminous Region Supply to remain constrained in region Targeting exports via Gulf/West Coast Slide 17 Sources: ACI, MSHA Western Bituminous Region (2011 production, in millions of tons) Southern Powder River Basin (2011 production, in millions of tons)

Arch’s low-cost Appalachian operations are geared toward met markets Slide 18 Sources: ACI estimates, SEC filings Central App Production as % of Appalachia* Metallurgical Production as % of Appalachia* Appalachian Cash Costs (1Q12 reported costs, $/ton) *Based on 2011 production

Arch’s leadership position in the coal industry will drive future value creation Slide 19 Enhancing our global metallurgical and thermal coal franchise Emphasizing higher-return projects like Leer mine Expanding access to the global coal trade Maintaining leadership position in U.S. coal industry, with a low-cost, competitive thermal coal portfolio Most diversified U.S. coal producer Represent 15 percent of U.S. coal supply Second largest coal reserve holder in nation Building financial strength and flexibility Exercising capital discipline Keeping legacy liabilities low

Slide 20 Reconciliation of Non-GAAP Measures Adjusted EBITDA Adjusted EBITDA is defined as net income attributable to the Company before the effect of net interest expense, income taxes, depreciation, depletion and amortization, the amortization of acquired sales contracts, net, and other non-operating expenses and accounting changes. Adjusted EBITDA may also be adjusted for items that may not reflect the trend of future results. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation, nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to incur and service debt based on our ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. In addition, acquisition and financing related expenses are excluded to make results more comparable between periods. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. 1998 2008 2011 Net income 30.3 $ 355.2 $ 142.8 $ Income tax expense (benefit) (5.1) 41.8 (7.6) Interest expense, net 61.4 64.3 226.9 Depreciation, depletion and amortization 169.8 293.5 466.6 Amortization of acquired sales contracts, net 34.6 (0.7) (22.1) Acquisition and transition costs - - 54.7 Acquisition related costs — inventory write up* - - 9.5 DD&A - Equity method investees 21.3 - - Bridge financing costs related to ICG - - 49.5 Net loss resulting from early retirement of debt 1.5 - 2.0 Net income attributable to noncontrolling interest (0.2) (0.9) (1.2) Adjusted EBITDA 313.6 $ 753.2 $ 921.1 $ (in millions) Year Ended December 31,

Future Outlook for Coal DECK SLONE Senior Vice President – Strategy & Public Policy West Virginia | May 2012

Slide 2 It’s a global coal market after all Roughly 85% of the world’s 7 billion people live in emerging economies. The burgeoning middle class in developing countries will drive global economic growth and electricity demand. Sources: Organization for Economic Co-operation and Development, Goldman Sachs 85% Middle Class Population (in millions of people) 2009 2020

Slide 3 China and India are projected to import 1.5 billion tonnes of coal by 2030 Significant growth in seaborne coal export supply will be required to meet the growing demands of the industrial revolution in Asia. Seaborne Coal Imports (in millions of tonnes) China India Sources: ACI, Wood Mackenzie

Slide 4 Nations around the world are building coal plants to fuel electricity needs Sources: ACI and Platts International, estimates based on plants currently under construction or planned Africa Europe CIS Countries Middle East Other Asia 31 United States 6 Latin America 5 China 118 97 India 8 3 16 4 Under construction 288 GW 950 million tons Total by 2015 470 GW 1.6 billion tons New Coal-Fueled Generation Coming Online by 2015 Capacity under construction, in GW, from 2012-2015

China is depleting reserves at an unprecedented (and accelerating) rate and production is migrating further from population centers. Imported coal often offers significant quality and environmental advantages. Australia will experience higher costs in new reserve areas. Government, regulatory and community impediments are on the rise. Supply Pressures Traditional supply sources are struggling to keep pace with demand, making U.S. coal increasingly competitive Slide 5 Source: Public sources India faces quality, land use, environmental and infrastructure challenges. Other Supply Regions South Africa is increasingly mature and infrastructure needs are great. Russia faces reserve depletion in the West and infrastructure needs in the East. Mongolia and Mozambique have coal but no roads, rail, ports or miners. Indonesia coal quality is declining and infrastructure is a huge challenge. Substantial capital is required to open new reserve areas, and growing domestic demand could ultimately constrain export growth.

Slide 6 With the Panama Canal expansion, the U.S. will play a larger role in filling Asian demand Approximately 30% of the 108 million tons of U.S. exports in 2011 went into the Asia-Pacific market By 2015, the U.S. will have shipping capabilities through the Gulf to load super panamax-size vessels and baby capes, helping to improve competitiveness of U.S. coal in that high-growth market

Opportunities in the Atlantic Basin are promising As South African, Russian and Colombian coals increasingly serve coal demand in Asia, there is a meaningful opportunity for U.S. coal to fill the supply gap in the Atlantic Basin We expect European imports to increase 150 million tonnes from 2011 to 2020, and South American imports to grow by 50 million tonnes Slide 7 Atlantic Basin Europe South America North America 570 million tonnes by 2020 +150 million tonnes annually by 2020 +50 million tonnes annually by 2020

Planned U.S. port expansions will support a more than doubling of coal exports over the next five years or so NS/Lamberts 32 DTA 20 CNX Marine 16 Pier IX 14 PA 9 CSX/Curtis Bay 9 Ridley** 4 Westshore** 4 MBT 15 SSA Marine 15 Other Northwest 10 CA 2 Mobile 18 Other AL 5 Charleston 8 U.S. Exports (in millions of tons) Sources: ACI, NMA, Port Terminal Presentations *Includes overland shipments to Canada/Mexico **Capacity available for U.S. sourced volumes Slide 8 Deepwater 10 Other Texas 5 IMT 17 United 11 Burnside 10 Convent 8 Mid-streaming 20 Great Lakes 8 West Coast 50 Southwest 15 Gulf Coast 66 East Coast 100 Midwest 8 Southeast 31 Actual Projected Capacity

Opportunities in Metallurgical Coal Markets

After months of sluggishness, met coal markets may be poised for recovery U.S. steel capacity utilization has risen significantly since 2009 Chinese steel production is rebounding steadily, up nearly 3% year-to-date through April Slide 10 Sources: World Steel Association and ACI Steel Capacity Utilization (in percent) U.S. World 2009 2010 2011 2012 Latest

The rise of mega-cities will drive steel consumption trends over the next decade China alone could see its urban population rise by nearly 300 million people Widespread urbanization is simply not possible without massive increases in steel consumption China is building ~1500 new 30-story buildings annually – the equivalent of Chicago every year Slide 11 Urban Population in China (in millions of people) Chinese Cities > 1 Million People (number of cities) 650 920 Sources: McKinsey & Co., Energy Facts Weekly

Slide 12 Growth in seaborne coal demand should outpace supply over the next four years Projected Deficit in Seaborne Coal Supply Trade (in millions of short tons) 2013P 2014P 2015P 2016P 60/40 split of deficit in met/thermal markets Cumulative deficit of nearly 300 Million short tons from 2013-2016 Cumulative met shortfall of 180 mm tons Cumulative thermal shortfall of 115 mm tons

Slide 13 As pressures mount in the fastest growing supply regions, U.S. coal should become even more competitive on the global stage. With Arch’s exceptional reserve base, we expect far lower capital requirements for incremental met and thermal volumes. New Australian Metallurgical Coal Capacity* (Capital cost per tonne, in A$) Sources: Wood Mackenzie, ACI *Projects that began construction prior to 2010 versus post-2010 (or expected post-2010) Arch has considerable cost advantages versus new coal development projects around the world $149 $199 New Australian Thermal Coal Capacity* (Capital cost per tonne, in A$) $88 $187 $134 capital cost per tonne for Leer

U.S. Coal Markets: Smaller but Stronger

Power generators have historically shifted their fuel focus every few years … and that will continue Slide 15 1 Late 1990s Natural gas plants in favor due to perceived “gas bubble” Nuclear viewed as politically infeasible Coal’s growth limited to higher utilization at existing base Early 2000s As natural gas prices rose, it fell out of favor Coal became the fuel of choice, with 100 GW to be built Nuclear still on the sidelines Mid 2000s Climate concerns tempered coal’s growth Natural gas viewed as too expensive and too volatile Nuclear and renewables gained significant traction Late 2000s Nuclear renaissance gave way to Great Recession Shale gas emerged, natural gas back in the spotlight Limitations of renewables became more apparent Early 2010s Shale gas bubble hurts renewable build-out Fukushima disaster sets back nuclear indefinitely Coal’s growth limited …. but when will sentiment change? 2 3 4 5

Slide 16 Coal Consumption (in million tons, 2011 data) Sources: Ventyx, EIA and ACI EPA regulations will force coal plant retirements by 2018, but the impact on coal use could be muted 865 65 280 gigawatts (733 units) 45 gigawatts (363 units) Capacity Factors (in percent, 2011 data) Plants Likely to Operate Post 2018 Plants Likely to Retire By 2018 Plants Operating Post 2018 73% 2007 67% … 100 million tons of coal consumption could be gained if existing and new coal plants run at higher capacity. While 65 million tons of coal consumption could be lost due to forced coal plants retirements …

Slide 17 Incremental increases in natural gas prices should allow coal to move back into the money Cumulative Loss to Natural Gas since 2008 (in millions of tons) 4 14 3 5 13 31 70 million tons of opportunity for coal consumption PRB WBIT CAPP Versus Single Cycle Gas Plants Versus Combined Cycle Gas Plants Gas Prices (mm Btu) $2.25 $2.75 $3.00 $4.00 $3.00 $4.80 Illustrative example of estimated coal burn loss, and highly dependent on individual plant economics At natural gas prices above $3, roughly half of coal’s lost tons can be regained Price assumptions per ton: PRB: $15, WBIT: $40, CAPP: $75 Heat rate assumptions: single cycle gas: 11,000, combined cycle gas: 7,000, PRB coal plant: 10,000

Slide 18 Population growth and a renaissance in manufacturing could drive power demand U.S. power demand could be set for a rebound as underlying changes in population and the economy drive electricity demand. U.S. Industrial Load (in megawatt hours) Population Growth (in millions of people) 300 1.0 0.8 95 Million tons of coal demand could return as U.S. industrial sector gains, requiring low-cost baseload power. ? Sources: Ventyx , U.S. Census Bureau and ACI 2010 2020 325 U.S. population growth will drive residential/commercial power needs. Since 2000, per capita growth in these power segments was 6%.

Slide 19 Coal’s story has long been driven by supply constraints Appalachian thermal coal is in long-term secular decline. Arch expects thermal output in the region to decline by another 30 million tons or more in 2012. Sources: EIA and ACI 382 64 315 56 234 83 199 88 Appalachian Output (in millions of tons) 183 million ton decline in thermal output since 1997

Slide 20 U.S. coal market is evolving … with fewer, stronger players Sources: National Mining Association, ACI *Estimated 1995 Market Share (based on millions of tons) 2011 50% U.S. Coal Mines (number of mines) Top 10 coal producers

Arch is well positioned in an evolving coal landscape Slide 21 Global demand drivers are strong International coal consumption is expected to increase dramatically Arch should regain lost volumes as domestic consumption normalizes Arch is poised to capitalize on favorable trends to create shareholder value

Executing Our Strategic Vision Jeff Strobel Vice President — Business Development & Strategy West Virginia | May 2012

Arch has amassed an attractive metallurgical coal reserve base that positions us for long-term value creation Slide 2 Met reserves Targeted production (in millions of tons) Build-out of higher quality met coal platform will expand and enhance Arch’s met coal product slate Hampton White Wolf Leer Shelby Run Tucker Run Other Tygart Valley Reserves 3.5

Arch has built a strong, low-cost thermal coal portfolio with significant expansion potential Slide 3 Thermal reserves Available, excess production capacity (in millions of tons) Unused capacity at Arch’s existing thermal operations plus future organic growth projects could support meaningful expansion in production by 2020, reducing replacement capital needs Montana Paw Paw Excess Capacity in PRB South Hilight Lost Prairie Carbon Basin 35

M&A remains a part of our strategy, but we’re focused on extracting value from our existing asset base Slide 4 Always disciplined and opportunistic, while concentrating on long-term strategic potential of assets and reserves Currently focused on optimizing asset base Unlocking hidden value of assets and reserves Potentially divesting non-core assets and reserves Continue to evaluate smaller, strategic additions that could complement our existing portfolio

Arch has historically been a buyer and seller of assets utilizing a portfolio approach Slide 5 As always, we’re actively managing the portfolio 2004 Monetized held-in-fee reserves and used the proceeds to fund the acquisition of North Rochelle, re-deploying capital in a more strategic direction for the company 2005 Sold four operations and reserves to private equity firm, lowering our risk by reducing legacy liabilities, strengthening our balance sheet and sharpening our focus on core assets in the CAPP region Arch is currently considering the potential divestiture of non-core assets and reserves

Future Plans

Slide 7 Arch’s export strategy is paving the way for the future Source: 2010 BP Statistical Review South Africa W Europe Russia Indonesia 1% United States 6 Colombia 2% China 14% India 30 11% Australia Proven Coal Reserves 9% 7% 4% 23% 29% 861 billion metric tonnes in 2010

Slide 8 We’re aggressively expanding our East Coast coal export network East Coast ports will facilitate exports of Appalachian metallurgical and thermal coal 22% interest in DTA in Newport News In discussions to expand the 20-million-tpy facility Throughput rights at Lamberts Point and Baltimore ports In negotiations with partners to secure throughput capacity at other ports Potential to move coal through the Gulf as well NS/Lamberts DTA CSX/Curtis Bay Arch East Coast 2012E Exports 6.5 million tons

Slide 9 We’re building our Gulf Coast export network to liberate eastern and western coal into the seaborne coal trade Gulf opportunities geared toward moving thermal coal into Atlantic and Pacific markets Long-term throughput arrangement with Kinder Morgan at river-served IMT in New Orleans and rail-served Deepwater in Houston Access to river docks in Illinois, barge and stevedoring capacity for mid-streaming in Gulf Pursuing opportunities along Gulf Coast and Texas for increased export optionality as Panama Canal expands IMT Deepwater Mid-streaming Arch Gulf 2012E Exports 3.5 million tons

Slide 10 U.S. coal — and Arch Coal — will play an increasingly important role in the Pacific Basin 38% stake in Millennium Bulk Terminal, proposed port project in Longview, WA Permit submitted for 25-million-tpy facility, scalable up to 44 million tonnes Secured throughput capacity at Ridley to penetrate Asian market Exporting Western Bituminous coal through ports in California Continue to pursue opportunities along the west coast of North America to unlock the vast potential of western U.S. coal in seaborne markets U.S. West Coast Port Potential Gray’s Harbor Cherry Point Longview Coos Bay Port of St. Helens Ridley Island Port of Morrow Ridley California Arch West Coast 2012E Exports 2 million tons

Expanding the market for coal

Successful reductions in criteria pollutants since 1970 Sources: NMA, EPA, EIA Emissions = Nitrogen Oxide (NOx), Sulfur Dioxide (SO2), Particulate Matter (PM10) Slide 12 Coal-Based Electricity Generation +163% U.S. GDP (in 2005 $) +210% U.S. Population +50% 1970 to 2010 (percent change) SO2 Emissions -68% NOx Emissions -49% PM10 Emissions -75%

Slide 13 Beyond expanding our coal business, we’re making select investments to expand the market for coal Arch has dedicated $50+ million to date to advance U.S. clean coal technologies U.S. Department of Energy, National Carbon Capture Center Washington University, Consortium for Clean Coal Utilization University of Wyoming, School of Energy Resources DKRW, Mine-Mouth Coal-to-Liquids Facility ADA, Environmental Solutions Tenaska, Inc., Trailblazer Energy Center

Slide 14 Coal conversion could create future market opportunities Global success in converting coal into higher-value products In China alone there are over 50 operating coal conversion plants using proven technology for production of fuels and chemicals —with at least 10 more currently in development and construction Current oil prices and hedging strategies are at levels that support coal conversion into transportation fuels

Slide 15 We’ll also continue to evaluate strategic opportunities for growth that enhance shareholder value Portfolio Optimization Consider bolt-on asset or reserve plays that add incremental value and solidify leadership position in core markets Enhance asset portfolio to optimize value Profitable Partnerships Consider equity stakes in core and new market regions to enhance strategic positioning Make select investments aimed at expanding markets for coal (port capacity, technology) Leveraging Competencies Leverage strong safety and stewardship reputation and diverse mining expertise Expand core competency in thermal markets and growing presence in met markets

Building Financial Strength John Drexler Senior Vice President & Chief Financial Officer West Virginia | May 2012

Arch has substantially enhanced its liquidity and financial flexibility Completed a refinancing of $2 billion secured facility $1.4 billion term loan $600 million revolving credit facility Arch has no long-term debt maturities until 2016 Slide 2 Debt Maturity Profile* (in millions) 1 Billion available liquidity $ ~ *Pro-forma as of March 31, 2012, considering the effect of refinancing and redeeming AWR bond and revolver borrowings Short-term debt Unsecured bonds Term loan

Secured $1.4 billion term loan, strengthened cash position Flexible, low-cost source of funds Proceeds from conventional term loan used to redeem AWR bonds and eliminate borrowings under credit facility Strong investor interest allowed upsizing 6-year term, pre-payable with modest prepayment penalties in first two years All-in yield of 6% No financial maintenance covenants Slide 3 Cash on Hand* (in millions) *Pro-forma as of March 31, 2012, considering the effect of refinancing and redeeming AWR bond and revolver borrowings $118 $500+

Amended $600 million revolving credit facility, relaxed covenant obligations Unanimous approval from Arch’s 34 banks, with key relationship banks leading the charge Financial maintenance covenants relaxed until mid-2014 Allows Arch to manage the business appropriately in current market Partnered with banks to set achievable minimum performance targets Minimum EBITDA replaces Debt to TTM EBITDA through June 2014 Strong support from bank group through the refinancing demonstrates their view of the inherent value of Arch’s asset base Slide 4

Further streamlined capital and reporting structure In the process of redeeming the AWR notes All remaining debt will be held at the parent level All operating subsidiaries and assets will be used to secure revolver and term loan All operating subsidiaries will guarantee unsecured notes Simplifies SEC reporting requirements Slide 5

Arch has ample liquidity to manage through the current cycle without raising additional equity Focused on improving shareholder return by reducing costs, capital expenditures and production targets to match market demand Made tough decision to reduce dividend to preserve capital at the bottom of the market cycle Accounts receivable securitization program provides an additional cost-effective source for short-term borrowings and letters of credit Considering potential divestiture of non-core assets and reserves Slide 6

Prudently managing capital spending Lowering capital spending at thermal mines Matching maintenance capital needs to reduced volume expectations Cautiously proceeding with higher-return metallurgical projects Slide 7 63% 2012 Capital Spending Guidance* (in millions) 2012 Capital Spending by Category $410-$440 $450-$490 ~$45 million in savings Leer Thermal Land *As given on 5/1/12 Other Met

Arch maintains very low legacy liabilities versus major peers Slide 8 Sources: ACI estimates, public data Annual Expense of Legacy Liabilities (12/31/11, in millions) Legacy Liabilities of Largest U.S. Coal Companies (12/31/11, in millions) $4,525 $2,510 $2,157 $1,954 $652

As markets strengthen, Arch’s free cash flow generation will improve substantially Modest price increases can have a significant impact on EBITDA and free cash flow generation Volume increases and/or cost reductions also can positively impact EBITDA Immediate priority for free cash flow will be to maintain adequate cash and reduce leverage Slide 9 ILLUSTRATIVE EXAMPLE ONLY PRB Metallurgical Theoretical sales volume (in million tons) 100 8 Theoretical increase in market price $2 $20 Revenue increase (in millions) $200 $160 Sales-sensitive costs ~28% ~15% EBITDA increase (in millions) $145 $135

We have optimized the capital structure to weather tough conditions, and will benefit from improving coal markets Current downturn is primarily cyclical, and Arch’s diversified operations and competitive cost position will allow us to emerge as an even stronger player Slide 10 Flexible Capital Structure Current Focus Manage capital Control costs Rationalize supply Continue met development Maximize value of asset base As Cycle Turns Improve leverage Return capital to stakeholders Invest in the business via organic and strategic growth

Striving for Operational Excellence Paul Lang Executive Vice President & COO West Virginia | May 2012

Arch leads the coal industry in safety and environmental compliance In 2011, four of our major mining complexes and facilities achieved A Perfect Zero – no reportable injuries and no SMCRA environmental violations Slide 2 Sources: ACI, MSHA, State environmental agencies ACI Environmental Compliance (SMCRA violations based on state reports) Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) Arch 5-year avg. = 0.74 Industry 5-year avg. = 2.84 ICG Rate Arch Rate ICG Acquisition ICG Acquisition

Slide 3 Arch’s safety record led the industry in 2011, and we are leading the way again in 2012 Best in peer group for lost-time and total incident rates in 2011 Ranked No. 1 in safety among large, diversified U.S. coal producers 42 individual mines and facilities achieved a perfect safety record Earned 25 national and state awards for safety excellence, including two of three national MSHA Sentinels of Safety awards Remain on track in safety leadership in 2012 Eight major complexes and facilities completed the first quarter with A Perfect Zero in safety and environmental compliance Received six safety awards so far this year for exemplary safety practices at six different mines

U.S. coal industry has a good record on safety, and is committed to making further improvements Coal mining has achieved enormous improvements in worker safety The industry is intensifying its efforts via the CORE Safety philosophy, which Arch was instrumental in developing with the National Mining Association Slide 4 Source: DOL Bureau of Labor Statistics Incident Rates of Occupational Injuries in U.S. (number of nonfatal incidents per 100 full-time workers in 2010)

Arch is proud to lead the coal industry in environmental performance Best in peer group for environmental compliance Ranked No. 1 among major peers 42 of Arch’s individual mines and facilities achieved zero SMCRA violations in 2011 Focused on aligning former ICG operations with Arch’s performance Slide 5 *Totals do not reflect any peer NOVs that may have been vacated during an appeals process 2011 Environmental Compliance (SMCRA violations based on state reports*)

Slide 6 Arch strives for excellence in environmental stewardship 2012 awards reflect industry-leading environmental care Eight major complexes and facilities completed the first quarter of 2012 without incurring a SMCRA environmental violation Received four awards for environmental excellence so far in 2012 at four different mines Deep commitment to compliance Senior and operational management’s compensation tied to the company’s safety and environmental performance

Slide 7 Arch has earned a solid reputation in corporate citizenship Good governance provides a foundation for ethical practices and promotes corporate sustainability and shareholder trust Named a national Good Neighbor by the U.S. Department of Interior five times Arch Coal Foundation established in 2006 with a focus on education Signature Arch Coal Teacher Achievement Awards Biannual Corporate Social Responsibility report Acting responsibly is a central tenet of our long-term success

Operational Overview

Slide 9 Arch’s customer mix by key operating region is balanced and diversified Arch Customer Mix (2011, measured by tons sold) Powder River Basin Appalachia Western Bituminous

Arch has access to all Class I railroads and major inland waterways Arch’s shipments are roughly balanced along Class I railroads in the East and West The company also owns a dock on the Big Sandy River and has access to upriver docks in Illinois that serve to enhance the portfolio of transportation and blending options Slide 10 Arch Western Shipments (percent of 2011 shipments) Arch Eastern Shipments (percent of 2011 shipments)

Slide 11 Arch’s customer base is expanding beyond domestic borders Arch Export Destinations (percent of total exports in 2011) Asia Europe 2011 Tons Sold 20+ customers 5 continents worldwide South America North America 13% 18% 60% 9% 2011 Revenues

Arch is a leading producer of metallurgical and thermal coal in Appalachia Slide 12 Roughly 43% of Arch’s volumes in Appalachia are currently sold into met markets or export thermal markets Expect Arch’s met leverage to increase as organic growth projects come online Low-cost, thermal portfolio increasingly geared toward export market

Slide 13 Arch’s metallurgical coal build-out will expand platform and upgrade overall product slate With the acquisition of ICG, Arch gained low-vol and high-vol A met coal production, immediately upgrading its product slate With the build-out of Leer, Shelby Run and other reserves in Tygart Valley, Arch’s met coal quality mix will increase further U.S. Metallurgical Coal Quality Grades (based on volatile & other quality characteristics) Blue Creek Beckley Buchanan Vindex Leer Mountain Laurel Sentinel Pardee Lone Mountain Sawmill Tygart Valley reserves Bailey Panther Wells LOW-VOLS Pinnacle Legacy Arch Former ICG Peers INCREASING QUALITY SPECTRUM THE A’s THE B’s PCI/COKING BLENDS

ArchCoal
Powering the Working World.

Arch's met coal platform will shift toward higher-quality coking coals over time

414 Million

tons of metallurgical coal reserves

Expected Met Coal Production Mix


(~2012)
25%
(~2013)
35%
(~2015)
45%
(~2018)
55%
Low Vol & High Vol A
High Vol B & PCI


N
Leer Mine
Sentinel (operating)

Slide 14

Slide 15 Arch’s Leer mine represents an outstanding growth opportunity One of the industry’s most promising metallurgical projects Construction of coal-handling facilities is 70% complete Mining conditions will be similar to our Sentinel operation Cash costs expected within Arch’s current cost range with anticipated high-vol A realizations in the triple digits Leer Mine & Prep Plant

Slide 16 Arch also is focused on cultivating a low-cost, sustainable thermal coal portfolio in Appalachia Offering wide range of products Expanding access to ports along the East Coast Tackling cost escalation Ongoing rationalization of higher-cost thermal mines Idled five thermal mines, cut back other production in the region Reviewing entire asset and reserve portfolio for strategic fit Expanding Reach

Arch is the second largest producer in the southern Powder River Basin Highest Btu coal in the southern PRB with largest available, excess capacity Offering diverse products to customers (8,800/8,400 Btu and variable sulfur content) Excellent reserve base to sustain future growth Pursuing opportunities to expand market for PRB coal globally Slide 17

Powder River Basin is the nation’s largest and most cost-competitive coal producing basin Growth of PRB coal on a national scale has been impressive over last 10 years We could see similar growth of PRB coal in seaborne coal markets this decade Slide 18 PRB Coal Consumed PRB Coal Consumed 1995 2005 West East Domestic International 2010 2020P

Arch is the largest producer in the Western Bituminous Region Operate large longwall mines in mature coal producing region Moving high-quality, low-sulfur bituminous coal to eastern and western U.S. markets Penetrating seaborne markets into Europe, Africa, South America and Asia Undeveloped Carbon Basin reserves provide optionality Slide 19

Arch’s platform in the Illinois Basin provides a compelling future growth opportunity Viper Mine is low-cost and highly competitive Arch owns a 49% equity stake in Knight Hawk, which sold over four million tons in 2011 Arch has built a large portfolio of low-chlorine assets in the basin, which should yield a significant advantage in the market With the construction of Lost Prairie, Arch could have 10+ million tons of production in this basin, destined for domestic and export thermal markets Slide 20 Sources: ACI, Ventyx *49% equity interest Legacy Arch Assets Former ICG Assets River Docks ACI Headquarters Illinois Basin Viper Mine Lost Prairie Reserves Knight Hawk* Macoupin Reserves 722 Million tons of reserves

Cost Control

Arch’s costs in Appalachia reflect a blend of metallurgical and thermal coal production Mix shift toward met coal will trend costs higher overall Reducing headcount and shutting higher cost thermal mines should help lower costs, but will be offset by the impact of lower volume levels Slide 22 $63.40 $68-$73 ~$0.60 Cost Impact ~$6.50 Lower Volume Impact Cash Cost Per Ton Other* Labor Parts Power/Fuel Sales *Includes brokered coal, transportation, equipment leases and other fixed overhead ** As given on 5/1/12

Slide 23 Arch is bringing ICG synergies to the bottom line General & Administrative: Eliminated duplicate functions Improved purchasing contracts and insurance rates Consolidated offices in West Virginia Operating: Merged Lone Mountain/Powell Mountain Updated Leer mine’s preparation plant design based on Mountain Laurel Upgraded Beckley/Sentinel prep plants Combining/rationalizing operations Marketing: Expand direct met sales internationally Custom blending to further enhance met product slate Some synergies to come as markets improve and Leer accelerates production Marketing Operating General & Admin $100-$120 Million in Synergies

Arch’s costs in the Powder River Basin are highly driven by current operating levels Idling equipment and reducing production are taking unwanted tons out of the market Going forward, we will balance our production with market indicators and be ready to bring our available capacity back online Slide 24 $10.49 $11.50-$12.50 ~$0.25 ~$1.25 Cost Increase Lower Volume Impact Cash Cost Per Ton Other* Labor Parts Power/Fuel Sales *Includes brokered coal, transportation, equipment leases and other fixed overhead ** As given on 5/1/12

Arch’s costs in the Western Bituminous Region are a function of complex geology offset by longwall efficiency Targeting lower volumes to match market demand while ensuring that we meet customer obligations and quality Offsetting some lost domestic volumes with increased export sales, particularly at West Elk in Colorado Slide 25 $24 $24-$27 ~$1.00 ~$0.50 Cost Increase Lower Volume Impact Cash Cost Per Ton *Includes brokered coal, transportation, equipment leases and other fixed overhead ** As given on 5/1/12 Other* Labor Parts Power/Fuel Sales

Slide 26 Looking ahead, we’re tackling cost escalation in all regions Plant efficiency projects Coal blending and revenue optimization projects Automation projects: Semi-autonomous tractors Semi-autonomous drills Capital re-deployment Dual fuel options on large capacity trucks and fuel efficiency projects Underground productivity tracking and equipment feedback Blasting fragmentation and cast performance

We’re focused on delivering shareholder value Slide 27 1 Safety & Environmental Excellence World’s safest coal miners Strong environmental stewardship practices Good corporate citizen translates into reputational value 2 Cost Control 3 Higher Margin Growth Pursuing higher-return met projects Aggressively moving to expand coal export network Diversifying and reducing overall risk Improving efficiencies and cutting costs in near term Right-sizing operations and rationalizing supply Evaluating the divestiture of non-core assets

Beckley Mine Overview West Virginia | May 2012 Joe Tussey President & General Manager, Beckley Mining Complex

Beckley sits in the heart of Arch’s Appalachia assets Slide 2

ArchCoal Powering the Working World.

The Beckley mine’s past and future projects


ICG
Acquisition
Slope & Shaft
Connections
Arch
Acquisition
1980
2005
2006
2007
2008
2009
2010
2011
Initial
Development
ICG
Development
First Train
Loaded

- 2H2011:
  - Installation of an additional stacking tube
  - Installation of Arch operating procedures
  - Revisions to plant operating systems
- 1H2012:
  - Upgrades to plant circuitry
- 2H2012:
  - Installation of ash analyzer at loadout

Slide 3

Beckley has grown production Sources: MSHA and ACI Slide 4 Tons Produced (in thousands of tons)

Beckley is focused on continuous improvement in safety performance Beckley’s safety record has improved since the acquisition Beckley implemented the BBS program in 2012 Beckley mine rescue team is among the best in class Slide 5 Sources: MSHA and ACI Beckley Total Incident Rate (per 200,000 employee-hours worked)

Operated without an environmental violation for the past 3.5 years Awarded the Greenlands Award by the West Virginia Division of Environmental Protection Awarded the “Gold” Good Neighbor Award by U.S. Department of Interior Slide 6 Beckley is committed to responsible environmental stewardship

Slide 7 Our employees are committed to ongoing and meaningful community service projects Beckley’s Community Advisory Panel — in conjunction with local high school students and the community — sponsored an annual cleanup of areas near the community of Eccles

ArchCoal
Powering the Working World.



Beckley is a highly productive mine

- Coal Seam: Pocahontas 3 (4.5′ avg. seam thickness)
- Reserve Base: ~30 million tons
- Coal Seam Access:
  - Intake Shaft (~800′ deep) with elevator
  - Return Shaft (~800′ deep) with ventilation fan
  - Slope for material transport
- Three "Super Sections": Each section operates two continuous miners simultaneously
- Operation Schedule:
  - Two Sections: operate 7 days/week
  - One Section: operates 5 days/week
- Processing Facility: 600 tons per hour
- Rail Loadout: Coal is loaded directly on CSX rail line

Slide 8

Slide 9 The Beckley brand is one of the highest quality metallurgical coals available Quality Metrics Theoretical Best Quality Beckley Peak Downs Benchmark Moisture Ash Sulfur Volatile Reflectance CSR Fluidity Arnu Dilation

Strong domestic customer base, increasing export opportunities Slide 10 Focused on expanding Beckley’s customer base internationally Opportunities for blending coal at Arch’s Dominion Terminal Associates (DTA) facility to create unique customer blends Beckley 2011 Tons Sold 25% export

Beckley follows the room-and-pillar mining method Rooms & Pillars Rooms are mined areas Pillars carry load above the coal seam Equipment Continuous Miners Shuttle Cars Roof Bolters Scoops Feeders Slide 11

Slide 12 Beckley’s high-tech plant prepares coal for market A preparation plant includes conveyor belts, raw coal silo, thickener, crushers, screens, cyclones, spirals, flotation and stacker tubes Coal is processed to remove impurities, ensure a consistent quality and enhance suitability for end users

Beckley’s coal is transferred onto trains via the rail loadout Slide 13 Beckley has loading capacity of 4,000 tons per hour Each train shipment carries approximately 8,000 tons Served by CSX rail

Slide 14 Today’s tour will include the mine and plant Underground Tour of a 200-million-year-old swamp Continuous miners Shuttle cars Roof bolters Conveyor belts Preparation Plant Tour of a coal “factory” Coal & rock separated based on different weights Heavy media flotation Cyclones Spirals Froth flotation